  As filed with the Securities and Exchange Commission on January 22, 1996.


                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

                             (Amendment No. _____)


    Filed by the registrant  / X /


    Check the appropriate box:


    /__ /  Preliminary proxy statement

    /   /  Definitive proxy statement

    / X /  Definitive additional materials




           CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
               (Name of Registrant as Specified in Its Charter)


           CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

    / X /   Fee paid previously with preliminary materials.

                     CONNECTICUT MUTUAL FINANCIAL SERVICES
                              SERIES FUND I, INC.
                               140 GARDEN STREET
                          HARTFORD, CONNECTICUT 06154
      -------------------------------------------------------------------
                                 SUPPLEMENT TO
                    PROXY MATERIALS DATED DECEMBER 18, 1995
                               (THE "SUPPLEMENT")
      -------------------------------------------------------------------

    A Letter to Fellow Shareholders, a Notice of Special Meeting of Shareholders in Lieu of an Annual Meeting and a Proxy Statement, each dated December 18, 1995 (collectively, the "Proxy Materials"), were mailed to you on or about January 10, 1996. Due to a delay in mailing the Proxy Materials, it is necessary to provide you with the following additional information. Capitalized terms used in the Supplement have the same meanings attributed to them in the Proxy Materials unless indicated to the contrary in the Supplement.

MEETING ADJOURNED

    Shareholders present at the meeting on January 22, 1996 in person and by proxy voted to adjourn the meeting to February 14, 1996. Accordingly, you are being provided with this Supplement and another proxy ballot card.

NEW PROXY CARD

    Please review this Supplement carefully and then complete, sign and return the enclosed proxy ballot card (the "New Proxy") to us immediately. If you have not already returned it, please destroy the proxy ballot card which was mailed to you with the Proxy Materials (the "Original Proxy") and do not use or return the Original Proxy.

    If you have already returned the Original Proxy, we nevertheless request that you review this Supplement carefully and then complete, sign and return the New Proxy to us immediately, even if you do not intend to change your vote. BY COMPLETING THE NEW PROXY YOU WILL AUTOMATICALLY REVOKE YOUR ORIGINAL PROXY, AND SUCH REVOCATION WILL ENSURE THAT YOU HAVE RECEIVED AND REVIEWED THIS SUPPLEMENT.

    You have the power to revoke the New Proxy (or the Original Proxy if you fail to complete the New Proxy) at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the meeting will not revoke either proxy, if present at the meeting, you may withdraw the New Proxy (or the Original Proxy if you fail to complete the New Proxy) in person. Each properly executed and unrevoked New Proxy received in time for the meeting will be voted in accordance with the instructions contained in the New

Proxy. Each properly executed Original Proxy, which has not been revoked by completion of a New Proxy or otherwise, received in time for the meeting will be voted in accordance with the instructions contained in the Original Proxy.

THE OPPENHEIMER ENTITIES

    Since the date of the Proxy Materials, Oppenheimer Management Corporation has changed its name to OppenheimerFunds, Inc., Oppenheimer Shareholder Services, a division of Oppenheimer Management Corporation, has changed its name to OppenheimerFunds Services and Oppenheimer Funds Distributor, Inc. has changed its name to OppenheimerFunds Distributor, Inc. All references included in the Proxy Materials should be read as if to reference the entities by their new names. As of December 31, 1995, Oppenheimer (including a subsidiary) had in excess of $40 billion in assets under management.

ADDITIONAL FINANCIAL INFORMATION FOR THE PORTFOLIOS' FISCAL YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)

ADVISORY FEES (PROXY STATEMENT, PAGE 12)

    During the Portfolios' fiscal year ended December 31, 1995, each Portfolio paid advisory fees to G.R. Phelps as follows:

PORTFOLIO                                        AMOUNT OF ADVISORY FEE
----------------------------------------  -------------------------------------

Money Market Portfolio..................  $   337,460  (0.50% of the
                                                       Portfolio's average
                                                       daily net assets)
Income Portfolio........................  $   630,695  (0.59% of the
                                                       Portfolio's average
                                                       daily net assets)+
Government Securities Portfolio.........  $   117,370  (0.554% of the
                                                       Portfolio's average
                                                       daily net assets)+
Total Return Portfolio..................  $ 4,780,963  (0.553% of the
                                                       Portfolio's average
                                                       daily net assets)+
Growth Portfolio........................  $ 1,890,963  (0.613% of the
                                                       Portfolio's average
                                                       daily net assets)
International Portfolio.................  $   347,740  (0.98% of the
                                                       Portfolio's average
                                                       daily net assets)+
Capital Appreciation Portfolio..........  $    72,333  (0.85%* of the
                                                       Portfolio's average
                                                       daily net assets)
Balanced Portfolio......................  $    96,385  (0.85%* of the
                                                       Portfolio's average
                                                       daily net assets)
Diversified Income Portfolio............  $    51,050  (0.75%* of the
                                                       Portfolio's average
                                                       daily net assets)

------------------------
* Annualized.
+ Reflects a different fee rate in effect for the Portfolio until May 1, 1995.

SUBADVISORY FEES (PROXY STATEMENT, PAGE 14)

    During the Portfolios' fiscal year ended December 31, 1995, G.R. Phelps paid subadvisory fees to the subadvisers as follows:

SUBADVISER                         AMOUNT OF SUBADVISORY FEE
--------------------  ---------------------------------------------------

BEA Associates        $  15,868  (0.45%* of the combined average daily
("BEA")                           net assets of the LifeSpan Portfolios
                                  subadvised by BEA)
Pilgrim, Baxter &     $  22,858  (0.60%* of the combined average daily
Associates Ltd.                   net assets of the LifeSpan Portfolios
("Pilgrim")                       subadvised by Pilgrim)
Scudder, Stevens &    $  24,424  (0.75%* of the combined average daily
Clark, Inc.                       net assets of the LifeSpan Portfolios
("Scudder")                       subadvised by Scudder)
                      $ 256,152  (0.67% of the combined average daily net
                                  assets of the International Portfolio
                                  subadvised by Scudder)

------------------------
* Annualized.

REMUNERATION OF DIRECTORS (PROXY STATEMENT, PAGE 26)

                                           PENSION OR                  TOTAL
                                           RETIREMENT   ESTIMATED   COMPENSATION
                             AGGREGATE      BENEFITS      ANNUAL    FROM COMPANY
                            COMPENSATION   ACCRUED AS    BENEFIT        AND
                              FROM THE    PART OF FUND     UPON       COMPANY
NAME OF PERSON                COMPANY*      EXPENSES    RETIREMENT   COMPLEX**
--------------------------  ------------  ------------  ----------  ------------

Richard H. Ayers..........     $ 6,750          None         None     $  13,500
David E.A. Carson.........       7,250          None         None        14,500
Richard W. Greene.........       8,250          None         None        16,500
Beverly L. Hamilton.......       7,000          None         None        14,000
Donald H. Pond, Jr........        None          None         None          None
David E. Sams, Jr.........        None          None         None          None

------------------------
*  As of December 31, 1995 for all Portfolios.

** For the twelve months ended December 31, 1995, includes 22 series of two investment companies.

    During the fiscal year ended December 31, 1995, the Board of Directors held seven meetings, the Board of Directors' audit committee held two meetings and the Board of Directors' nominating committee met once. Each Director attended at least 75% of the meetings of the Board of Directors and the meetings held by the committee of the Board on which such Directors served during the last fiscal year.

OTHER ADDITIONAL INFORMATION (PAGES 26-27 OF THE PROXY STATEMENT)

    After the close of the Transition Period, it is anticipated that Oppenheimer will propose to the Directors that Bridget A. Macaskill be elected President of the Company. Ms. Macaskill's principal occupations during the past five years are as follows: President, CEO and a director of Oppenheimer; President and a director of most of the Oppenheimer mutual funds; Chairman and a director of Shareholder Services, Inc., President and a director of Oppenheimer Acquisition Corp., HarbourView Asset Management Corporation and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of Oppenheimer; and formerly Executive Vice President of Oppenheimer.

    The cost of the proxy solicitation related to this Supplement and the Proxy Materials, including out-of-pocket expenses, is expected to be approximately $255,034 and will be borne by G.R. Phelps.
                            ------------------------

    If you have any questions, please call your Customer Service Representative at 1-800-461-3743, Monday through Friday between 8:00 a.m. and 5:00 p.m. Eastern Time.

Hartford, Connecticut
January 22, 1996

                      VOTE THIS VOTING INSTRUCTION CARD TODAY!
                           YOUR PROMPT RESPONSE WILL SAVE
                         THE EXPENSE OF ADDITIONAL MAILINGS

                         VOTING THIS INSTRUCTION CARD WILL
                       AUTOMATICALLY REVOKE ALL PRIOR VOTING
                                INSTRUCTION CARDS


    [PORTFOLIO NAME]                             THIS PROXY IS
                                                 SOLICITED ON
                                            BEHALF OF THE BOARD OF
                                            DIRECTORS


    PROXY                                                       PROXY


         CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
                             140 GARDEN STREET
                        HARTFORD, CONNECTICUT  06154
                    SPECIAL MEETING OF SHAREHOLDERS --

                             JANUARY 22, 1996,
                              AS ADJOURNED TO
                             FEBRUARY 14, 1996


          The undersigned hereby appoints David E. Sams, Jr., Donald H. Pond, Jr., Ann F. Lomeli and Michael A. Chong, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of the above-referenced portfolio (the "Portfolio") which the undersigned is entitled to vote at a Special Adjourned Meeting of Shareholders of Connecticut Mutual Financial Services Series Fund I, Inc. (the "Company") to be held at the offices of Connecticut Mutual Life Insurance Company located at 878 Main Street (10 State House Square), Hartford, Connecticut, on Wednesday, February 14, 1996 at 2:00 p.m. Eastern Time and any adjournments thereof.


         By signing and dating this proxy form, you authorize the above proxies to vote your shares of the Portfolio only with respect to the following proposals set forth on the reverse side of this card (which are numbered to correspond to the numbering of proposals contained in the Proxy Statement):

             PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                   Date: ______________________________

                   PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                   ___________________________________

                   ___________________________________

                   Signature(s) of Shareholder(s)

                 VOTE THIS VOTING INSTRUCTION CARD TODAY!
                      YOUR PROMPT RESPONSE WILL SAVE
                    THE EXPENSE OF ADDITIONAL MAILINGS


    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(a), 2(b), 2(c) AND 4 AND FOR THE NOMINEES IN PROPOSAL 3.

    Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


    1. FOR EACH PORTFOLIO VOTING SEPARATELY. To approve the terms of new investment advisory agreements between the Company, on behalf of each Portfolio, and OppenheimerFunds, Inc.
         ("Oppenheimer"), the proposed investment adviser to the Portfolios.


    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

    2(a). FOR LIFESPAN CAPITAL APPRECIATION PORTFOLIO AND LIFESPAN BALANCED PORTFOLIO VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and Pilgrim, Baxter & Associates, Ltd. with respect to each of the LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio.


    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /


    2(b). FOR LIFESPAN CAPITAL APPRECIATION PORTFOLIO, LIFESPAN BALANCED PORTFOLIO AND LIFESPAN DIVERSIFIED INCOME PORTFOLIO VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and BEA Associates with respect to each of the LifeSpan Capital Appreciation Portfolio, LifeSpan Balanced Portfolio and LifeSpan Diversified Income Portfolio.


    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

    2(c). FOR LIFESPAN CAPITAL APPRECIATION PORTFOLIO, LIFESPAN BALANCED PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and Babson-Stewart Ivory International Limited with respect to each of the LifeSpan Capital Appreciation Portfolio, LifeSpan Balanced Portfolio and International Equity Portfolio.


    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /


    3. FOR ALL PORTFOLIOS VOTING TOGETHER. To elect eight (8) Directors to the Company's Board of Directors to serve until their successors have been duly elected and qualified. The nominees are Robert G. Avis, William A. Baker, Charles Conrad, Jr., Raymond J. Kalinowski, C. Howard Kast, Robert M. Kirchner, Ned M. Steel and James C. Swain.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.)

    FOR all nominees       VOTE WITHHELD for      FOR all nominees
    named at left.         all the nominees       named at left,
                           named at left.         except as indicated.

         /   /                   /   /                    /   /

    4. FOR ALL PORTFOLIOS VOTING TOGETHER. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants.

    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



                                        -3-